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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 13, 2000

                                 PETS.COM, INC.
             (Exact name of Registrant as specified in its charter)


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
           DELAWARE                       000-29387                94-3238684
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                 Identification No.)

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                                945 BRYANT STREET
                             SAN FRANCISCO, CA 94103
               (Address of principal executive offices) (Zip code)


                                 (415) 222-9999
              (Registrant's telephone number, including area code)

     FORMER ADDRESS: 435 BRANNAN STREET, SUITE 100, SAN FRANCISCO, CA 94107
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 13, 2000 Pets.com, Inc., a Delaware corporation (the "Company"), acquired certain strategic assets and partnerships of Petstore.com, Inc., a Delaware corporation ("Seller"), pursuant to an Asset Purchase Agreement dated June 12, 2000 (the "Agreement") by and among Seller, the Company and P-Sub Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (the "Acquisition"). As part of the all-stock transaction, the Company received a $3 million cash investment and issued 5,815,623 shares of its common stock and 1,143,895 shares of redeemable, non-voting, non-convertible series A preferred stock.

     Under the terms of the Agreement, the Company acquired the content owned by Seller that resides on Seller's Web site, Seller's existing customer base and live fish business, Flying Fish Express, its strategic supplier agreements, and ownership of all of Seller's URLs, trademarks and intellectual property related to the Petstore.com brand.

     In connection with the Acquisition, the Company entered into a Tenancy and Promotion Agreement dated June 12, 2000 (the "Discovery Agreement") with Discovery.com, Inc., a Delaware corporation ("Discovery"), which includes offline media promotion of the Pets.com brand on the Discovery family of television networks, which include Discovery Channel, TLC, Animal Planet, Travel Channel and Discovery Health Channel. In addition, the Company will have a one-year exclusive, integrated pets e-commerce tenancy on Discovery.com, Discovery's Internet network, and the option to obtain up to three additional one-year periods of exclusivity. As part of the Discovery Agreement, Discovery will also provide links from relevant content to the Company's Web site for a period of four years. The Discovery Agreement became effective upon the closing of the Acquisition.

     In connection with the Acquisition, the Company entered into an Amended and Restated Marketing and Promotion Agreement dated June 8, 2000 (the "Safeway Agreement") establishing a strategic marketing relationship with Safeway Inc., a Delaware corporation ("Safeway"). The Safeway Agreement has a term of 24 months during which Safeway will promote the Pets.com brand through various in-store programs and other means, and the Company will carry Safeway's SELECT pet food line on the Company's Web Site. The Safeway Agreement became effective upon the closing of the Acquisition.

     Effective upon the closing of the Acquisition, Michela English, the President and Chief Operating Officer of Discovery, was appointed a member of the Company's Board of Directors.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     It is currently impracticable for the Company to provide the required financial statements. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than September 26, 2000.


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     (b)  Pro Forma Financial Information.

     It is currently impracticable for the Company to provide the required financial statements. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than September 26, 2000.

     (c)  Exhibits.

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
           2.1*     Asset Purchase Agreement dated June 12, 2000, among the Company,
                    P-Sub Corporation and Seller.

           4.1      Certificate of Designation of Rights, Preferences and Privileges
                    of Series A Preferred Stock of Pets.com, Inc. dated June 8, 2000.

           4.2      Amendment No. 1 to Amended and Restated Rights Agreement dated
                    July 13, 2000, among the Company and certain stockholders of the
                    Company.

           4.3 Registration Rights Agreement dated July 13, 2000, among the Company and Seller.

           9.1*     Voting Agreement dated July 13, 2000, among the Company, Seller,
                    Discovery and certain stockholders of the Company.

          10.39* Amended and Restated Marketing and Promotion Agreement dated June 8, 2000, among the Company and Safeway.

          10.40* Securities Purchase Agreement dated June 12, 2000, among the Company and Discovery.

          10.41* Tenancy and Promotion Agreement dated June 12, 2000, among the Company and Discovery.

          20.1      Press release dated June 13, 2000 announcing the execution of the
                    Agreement, the Discovery Agreement and the Safeway Agreement.

          20.2      Press release dated July 13, 2000 announcing the closing of the
                    Acquisition.
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* Material has been omitted pursuant to a request for confidential treatment.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PETS.COM, INC.
                                        (Registrant)



Date: July 27, 2000                     By: /s/ Julia L. Wainwright
                                           -------------------------------------
                                           Julia L. Wainwright
                                           Chief Executive Officer


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 2.1*          Asset Purchase Agreement dated June 12, 2000, among the Company,
               P-Sub Corporation and Seller.

 4.1 Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock of Pets.com, Inc. dated June 8, 2000.

 4.2 Amendment No. 1 to Amended and Restated Rights Agreement dated July 13, 2000, among the Company and certain stockholders of the Company.

 4.3 Registration Rights Agreement dated July 13, 2000, among the Company and Seller.

 9.1* Voting Agreement dated July 13, 2000, among the Company, Seller, Discovery and certain stockholders of the Company.

10.39* Amended and Restated Marketing and Promotion Agreement dated June 8, 2000, among the Company and Safeway.

10.40* Securities Purchase Agreement dated June 12, 2000, among the Company and Discovery.

10.41* Tenancy and Promotion Agreement dated June 12, 2000, among the Company and Discovery.

20.1 Press release dated June 13, 2000 announcing the execution of the Agreement, the Discovery Agreement and the Safeway Agreement.

20.2 Press release dated July 13, 2000 announcing the closing of the Acquisition.
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* Material has been omitted pursuant to a request for confidential treatment.


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